SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                                                             September 19, 2005
BERKSHIRE HATHAWAY INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-14905 (COMMISSION FILE NUMBER)	47-0813844 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	68131 (ZIP CODE)
(402) 346-1400
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On September 19, 2005, Berkshire Hathaway Inc. issued a press release with comments on the impact of Hurricane Katrina. This press release is attached as exhibit 99.1 and incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated September 19, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2005	BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg
----------------------------------------------
By: Marc D. Hamburg Vice President and Chief Financial Officer

EX-99.1

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated September 19, 2005